UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2018

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NetPay International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Nevada	333-214549	81-2805555
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

2 Hamanofim St.

Herzliya Pituach 4672562

Israel

(Address of principal executive offices and Zip Code)

+972-3-612-6966

(Registrant's telephone number, including area code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Registrant has launched a new Delaware subsidiary, NetPay (USA), Inc., to act as an independent sales organization (ISO) to seek opportunities related to the provision to merchants of merchant's credit card acquiring clearing, and other value-added services.  The services to be provided by NetPay (USA), Inc. are different than the payment facilitation business, which will be the core business of the Registrant. To date, Netpay (USA), Inc. has entered into an agreement with eData Financial Group LLC, located in Florida, for the resale of merchant's credit card acquiring and processing services, and an MOU with Blue Parasol Group LLC for the provision of similar services.  The Registrant owns ninety percent (90%) of NetPay (USA), with the remaining ten percent (10%) owned by two experienced executives in the credit card services arena.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETPAY INTERNATIONAL, INC.

By    /s/ Alon Elbaz

Name:  Alon Elbaz

Title:    Chief Executive Officer

Date:  December 27, 2018